UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

EDAP TMS SA

(Exact name of Registrant as specified in its charter)

France	000-29374	98-1644844
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Parc d’Activites la Poudrette-Lamartine
4/6, rue du Dauphiné
Vaulx-en-Velin, France 69120
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (+33) 47-215-3150

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
American Depositary Shares, each representing one Ordinary Share (Ordinary Shares, nominal value €0.13 per share)	EDAP	NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 29, 2026, EDAP TMS S.A. (the “Company”) issued a press release announcing that it will begin operating under the new corporate name “FocalTherics” and that its American Depositary Shares (“ADS”), each representing one Ordinary Share (Ordinary Shares, nominal value €0.13 per share), will begin trading under the new ticker symbol “FOCL” on the Nasdaq Global Market at the market open on June 1, 2026. The Company’s legal name will remain EDAP TMS S.A., and the Company intends to seek shareholder approval for a corresponding legal name change at a future general meeting of shareholders. The CUSIP number for the ADSs will remain unchanged, and shareholders are not required to take any action in connection with the corporate name or ticker symbol change.

In addition, the Company announced its intention to report and classify its Extracorporeal Shock Wave Lithotripsy (“ESWL”) and Distribution operating segments as discontinued operations in the Company’s financial statements beginning with the Company’s second quarter 2026 financial results.

The Company will discuss its new corporate identity, growth strategy, and business outlook at its Investor Day on June 1, 2026 at 8:00 a.m. ET and invites participants to join the event via the Events and Presentations section of the Company’s Investor Relations website. A replay of the webcast and associated slide presentation will be available on the Company’s website.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Exhibit No.	Description

99.1	Press Release dated May 29, 2026
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2026	EDAP TMS S.A.

	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary